SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ] Confidential, for use of the
[X]  Definitive Proxy Statement                   the Commission only
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14A-ll(c) or Rule 14a-12

                           PacketPort.com, Inc.
             (Name of Registrant as Specified In Its Charter)

                           PacketPort.com, Inc.
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required
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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid: $______________
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1    Set forth the amount on which the filing fee is calculated and state how it was determined.

                      PACKETPORT.COM, INC.
                     587 CONNECTICUT AVENUE
                NORWALK, CONNECTICUT 06854-0566
                    ------------------------
            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
             TO BE HELD WEDNESDAY OCTOBER 29, 2003
                    ------------------------

     The Annual Shareholders Meeting of PacketPort.com, Inc. will be held at our headquarters at 587 Connecticut Avenue Norwalk, CT 06854 onWednesday, October 29, 2003, at 9:00 a.m. local time, for the purpose of considering and voting upon:

          (1) A proposal to elect three (3) Directors to hold office until the next Annual Meeting.

          (2) A proposal to approve an amendment of the Articles of Incorporation to authorize an increase in the capitalization of the Company' Common Shares from 24,900,000 shares to 149,000,000 shares .

          (3) A proposal to amend the 1996 Stock Option and Performance Incentive Plan to increase the allowable option awards to 10,000,000 shares of common stock.

          (4) A proposal to ratify the appointment of Radin, Glass & Co., LLP, Certified Public Accountants, as the independent accountants for our 2003 fiscal year.

          (5) Such other business as may properly come before the meeting and any adjournment thereof.

     The above items are more fully described in the attached Proxy
Statement. Only shareholders of record at the close of business on September 17, 2003 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof. A list of stockholders as of the record date will be available for inspection by stockholders at our corporate headquarters during business hours for a period of 10 days before the meeting.

                              By Order of the Board of Directors

                              GUSTAVE T. DOTOLI
                              CORPORATE SECRETARY
     October ___, 2003

                                IMPORTANT

     At least a majority of the outstanding shares of common stock of the Company present in person or by proxy is required for a quorum. Whether or not you expect to be present at the meeting, PLEASE FILL IN, SIGN, DATE AND MAIL THE ENCLOSED PROXY as promptly as possible in order to save us further solicitation expense. Shareholders of record attending the meeting may revoke their proxies at that time and personally vote all matters under consideration. There is an addressed envelope enclosed with the Proxy for which no postage is required if mailed in the United States.

                           PACKETPORT.COM , INC.
                        ___________________________
                             PROXY STATEMENT
                  FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD OCTOBER 29, 2003
                         ------------------------

     THIS PROXY STATEMENT IS BEING MAILED TO ALL SHAREHOLDERS OF RECORD AT
THE CLOSE OF BUSINESS ON SEPTEMBER 17, 2003 IN CONNECTION WITH THE SOLICITATION OF THEIR VOTE BY THE BOARD OF DIRECTORS OF PACKETPORT.COM, INC. ("the Company") with regard to the Annual Meeting of Shareholders to be held on Wednesday, October 29, 2003 at 9:00 a.m. at the offices of the Company, 587 Connecticut Avenue, Norwalk, Connecticut. The principal purposes of this Annual Meeting of Shareholders is elect Directors of the Company, ratify the re-appointment of the Company's independent auditors and approve a proposed increase in the number of the Company's authorized common shares.

     This Proxy Statement should be reviewed in connection with the Company's Annual Report filed on SEC Form 10-KSB for fiscal year ended January 31, 2003, which is attached as an Exhibit to this Proxy Statement. All of the Company's SEC reports are available at the website of the United States Securities and Exchange Commission ("SEC") which may be found at www.sec.gov. The Company's SEC CIK number is 0000833203.

     VARIOUS ITEMS OF IMPORTANT INFORMATION AND FINANCIAL STATEMENTS FOR THE COMPANY RELATED TO THIS PROXY STATEMENT ARE CONTAINED IN THE ANNUAL REPORT ON SEC FORM 10-KSB. SUCH DETAILED INFORMATION MAY BE RELEVANT IN REVIEWING THIS PROXY STATEMENT, BUT IS NOT NECESSARILY REPEATED IN THIS DOCUMENT.

     The approximate date on which this Proxy Statement and the accompanying Proxy Card are first being sent or given to shareholders is October 7, 2003.

                             VOTING

General

     The securities that may be voted at the Annual Meeting consist of our common stock, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of our shares who are entitled to notice of and to vote at the Annual Meeting is September 17, 2003. On the record date, 21,746,020 common shares were outstanding and eligible to be voted at the Annual Meeting.

Quorum and Vote Required; Abstentions and Broker Votes

     The presence, in person or by proxy, of a majority of the outstanding shares of our shares is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes shall be counted for purposes of determining a quorum, but not have the effect of votes for or against any proposal. Therefore, abstentions and broker non-votes will not affect the outcome of such matter. At a meeting where a quorum is present, on the proposal for the election of directors, nominees who receive a plurality of the votes cast will be elected to serve until the next annual meeting of shareholders, and on each other proposal, the affirmative vote of a majority of the shares represented at the Annual Meeting will be required to approve each of the proposals detailed herein.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote those shares on routine matters but not on non-routine matters. The election of directors, the appointment of auditors and the vote to increase the number of the Company's authorized common shares are all considered to be routine matters, such that brokers will have discretion to vote shares held in "street name". However, shareholders who are the beneficial owners of these shares are urged to return their proxies and to vote their own shares.

Voting by Proxy

     Shares represented by properly executed proxies received at or before the Annual Meeting that have not been revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. Shares represented by properly executed proxies for which no instruction is given will be voted "FOR" approval of the proposals described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. Our shareholders are requested to complete, sign, date and promptly return the enclosed Proxy Card in the postage-prepaid envelope provided for this purpose to ensure that their shares are voted. A shareholder may revoke a proxy at any time before it is voted by signing and returning a later-dated proxy with respect to the same shares, by filing with our corporate Secretary, a written revocation bearing a later date or by attending and voting in person at the Annual Meeting. Mere attendance at the Annual Meeting will not in and of itself revoke a proxy.

     If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies (except for any proxies that have theretofore effectively been revoked or withdrawn) will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, notwithstanding that such proxies may have been effectively voted on the same or any other matter at a previous meeting.

                           PROPOSAL I

                     ELECTION OF DIRECTORS

     The Board has nominated two (2) incumbent directors for re-election, Ronald A. Durando and Gustave T. Dotoli and one new Director, Edward J. Suozzo. Under our By-Laws, directors serve on the Board until the next Annual Meeting or until their successors shall have been elected and qualified.

     Each of the director nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Proxies not marked to the contrary will be voted "FOR" the election to the Board of each nominee. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the current directors.

Nominees

     The Board of Directors recommends that you vote FOR all of the following nominees:

       NAME               AGE                 POSITION(S)

Ronald A. Durando         45     Chairman of the Board, President and Chief
                                 Executive Officer
Gustave T. Dotoli         67     Director, Secretary and Chief Operating
                                 Officer
Edward J. Suozzo          42     Director Nominee

          The following is biographical information about each of the nominees.

     RONALD A. DURANDO. On November 26, 1999, Ronald A. Durando became the Company's Chairman, Chief Executive Officer and President. Mr. Durando is co-founder of mPhase Technologies, Inc., a developer of telecommunications technology and has served as its President and Chief Executive Officer since October 1996. In addition, Mr. Durando is concurrently employed as the Chief Operating Officer of Microphase Corporation, a leading developer of military electronic defense and telecommunications technology. From 1986 to 1994, he was President and Chief Executive Officer of Nutley Securities, Inc., a registered broker-dealer. He is also Chairman of the Board of Janifast Holdings Ltd., a company with operational and manufacturing companies in Hong Kong and China.

     GUSTAVE T. DOTOLI. On November 26, 1999, Mr. Dotoli was elected to the Board of Directors and became the Company's Vice President and Chief Operating Officer. Mr. Dotoli has also served as the Chief Operating Officer of mPhase Technologies, Inc., which position he has held since October 1996. Prior to that Mr. Dotoli was President and Chief Executive Officer of State Industrial Safety, Inc. from 1986-1996. In addition, Mr. Dotoli currently serves as the Vice President of Corporate Development of Microphase Corporation. He is formerly the President and Chief Executive Officer of the following corporations: Imperial Electro-Plating, Inc., World Imports USA, Industrial Chemical Supply, Inc., SISCO Beverage, Inc. and Met Pack, Inc. Mr. Dotoli holds a B.S. in Industrial Engineering from Fairleigh Dickinson University.

     EDWARD J. SUOZZO. Mr. Suozzo was a founding member of and has been a partner of Schuhalter Coughlin & Suozzo PC, certified public accountants, since 1989. He has participated in the firms four successful peer reviews as members of the SEC practice section of the AICPA, and is responsible for the firms SEC Practice. Mr. Suozzo is a 1983 graduate of Rutgers University, and is certified in New York and New Jersey. He will serve as chairman of the Board's audit committee, and will assist the board in fulfilling its increased reporting responsibilities.

     During fiscal year ended January 31, 2002, the Board of Directors held 2
meetings.    During fiscal year ended January 31, 2003, the Board of Directors held 2 meetings.  Each director attended all the meetings of the Board.

                           PROPOSAL II

                 APPROVAL OF AN AMENDMENT TO THE
          COMPANY'S AMENDED CERTIFICATE OF INCORPORATION

     The Board of Directors has approved, and is recommending to the stockholders for approval at the Meeting, an amendment to our Amended Certificate of Incorporation to (i) authorize additional capitalization of the Company from 24,900,000 to 150,000,000 shares of Common Stock having a par value of $.003 per share. The Board of Directors determined that this amendment is advisable and should be considered at the Meeting. The full text of the proposed Articles of Incorporation appears as Exhibit A to this Proxy Statement.

PURPOSE AND EFFECT OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED
SHARES

     The Board of Directors has proposed an increase in the number of authorized shares of Common Stock for several reasons. Under the present Certificate of Incorporation, we have the authority to issue 25,900,000 shares, of which 24,900,000 shares have been designated as common stock and
1,000,000 shares have been designated as preferred stock.   As of September
17, 2003, 21,746,020 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

     The Board wishes to have available a sufficient reserve of shares for issuance from time to time at the discretion of the Board of Directors, and without further authorization by the shareholders, in furtherance of the Company's business purposes. Such purposes might include, without limitation, the issuance and sale of Common Stock (i) in public or private offerings as a means of obtaining additional capital for the Company's business; (ii) as part or all of the consideration required to be paid for the acquisition of ongoing businesses or other assets; (iii) to satisfy any current or future financial obligations of the Company; (iv) in connection with the exercise of options, warrants or rights, or the conversion of convertible securities that may be issued by the Company; or (v) pursuant to any benefit, option or stock ownership plan or employment agreement.

     The proposed increase in the number of authorized shares on Common Stock will not change the number of shares of Common Stock outstanding or the rights of the holders of such stock. Other than for the possibility of issuing new shares of Common Stock upon the exercise of currently outstanding stock options or warrants, the Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment to the Certificate of Incorporation. However, the Company anticipates that it will need to raise additional equity capital in the near future, which raise of capital might well necessitate the issuance of Common Stock or other securities that are convertible into or otherwise grant the holder thereof the right to purchase Common Stock.

     Any issuance of additional shares of Common Stock could reduce the current shareholders' proportionate interests in the Company, depending on the number of shares issued and the purpose, terms and conditions of the issuance. Moreover, the issuance of additional shares of Common Stock could discourage attempts to acquire control of the Company by tender offer or other means. In such case, shareholders might be deprived of benefits that could result from such an attempt, such as the realization of a premium over the market price of their shares in a tender offer or the temporary increase in market price that could result from such an attempt. Also the issuance of stock to persons supportive of the Board of Directors could make it more difficult to remove incumbent management and directors from office. Although the Board of Directors intends to issue Common Stock only when it considers such issuance to be in the best interest of the Company, the issuance of additional shares of Common Stock may have, among others, a dilutive effect on earnings per share of Common Stock and on the equity and voting rights of holders of shares of Common Stock. The Board of Directors believes, however, that the benefits of providing the flexibility to issue shares without delay for any business purpose outweigh any such possible disadvantages.

     Ownership of shares of Common Stock entitles each shareholder to one vote per share of common stock. Holders of shares of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership. Shareholders wishing to maintain their interest, however, may be able to do so through normal purchases.

     If the amendment is adopted, it will become effective upon filing the attached Amended Articles of Incorporation with the Secretary of State of Nevada.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDED ARTICLES OF INCORPORATION AS DESCRIBED ABOVE. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE AMENDED ARTICLES OF INCORPORATION.

                         PROPORSAL III

APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION AND PERFORMANCE
                         INCENTIVE PLAN

Our Board of Directors proposes that you approve an amendment to the Company's 1996 Stock Option and Performance Incentive Plan (the "Plan"). The Board of Directors has approved and is recommending to the stockholders for approval at the Annual Meeting, an amendment to the 1996 Stock Option Plan to increase the maximum number of options the Company can award under the Plan to 10,000,000 shares of common stock. The Board of Directors determined that this amendment is advisable and should be considered at the Annual Meeting.

PURPOSE OF THE PROPOSED AMENDMENT TO THE STOCK OPTION PLAN

Under the present Plan, the Company has authority to issue options up to 2,500,000 shares of common stock. The Company has issued options for 2,457,000 shares to employees. The purpose of the proposed amendment to the Plan is to continue to promote our long-term growth and profitability by providing key people with incentive to improve stockholder value and contribute to our growth and financial success and by enabling us to attract, retain and reward the best available people.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO THE PLAN AS DESCRIBED ABOVE. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO APPROVE THE AMENDMENT TO THE PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" APPROVAL OF THE AMENDMENT TO THE PLAN.

                              PROPOSAL IV
          RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     We have engaged Radin, Glass & Co., LLP, certified public accountants having offices in New York, New York, as our independent auditors for the fiscal year ending January 31, 2004. Radin, Glass & Co. LLP, has audited our financial statements for the fiscal year ended January 31, 2000, January 31, 2001, January 31, 2002 and January 31, 2003. It is anticipated that representatives of such firm will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Audit Fees. Fees for the audit for the fiscal year ended January 31, 2003 and the reviews of Forms 10-Q for such fiscal year, all have been billed.

     Fees for Financial Information Systems Design and Implementation.  None.

     All other fees.  None

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" RATIFICATION OF APPOINTMENT OF RADIN, GLASS & CO., LLP, CPAS, AS THE EXTERNAL AUDITORS FOR US FOR THE FISCAL YEAR ENDING JANUARY 31, 2004. THE AFFIRMATIVE VOTE OF HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE MEETING IS REQUIRED TO RATIFY THE APPOINTMENT OF THE AUDITORS. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" RATIFICATION OF RADIN, GLASS & CO., LLP, CPAS.

    INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Several of the individuals who have served as our directors or executive officers have been issued warrants and/or options to purchase shares of our shares. Further, our directors and officers are eligible to receive options under the Option Plan, and therefore will be eligible for future grants of options pursuant thereto.

                  SECURITY OWNERSHIP OF CERTAIN
                 BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of September 17, 2003 certain information regarding the beneficial ownership of our shares:

     * by each person that is known by us to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock;

     *     each of our directors;

     *     by each executive officer named in the Summary Compensation
           Table; and

     *     by all of our directors and executive officers as a group.

                                     NUMBER OF SHARES OF  PERCENTAGE OWNERSHIP
    NAME AND ADDRESS                    COMMON STOCK        OF COMMON STOCK
OF BENEFICIAL OWNER(1)                BENEFICIALLY OWNED     OUTSTANDING (2)

Ronald A. Durando (3) (4)                 6,620,000                27.8%
Gustave T. Dotoli                         1,150,000 (5)             5.2%
All executive officers and
directors as a group (two People)         7,770,000                33.0%

     (1)  Unless otherwise indicated, the address of each beneficial owner
          is 587 Connecticut Avenue, Norwalk, Connecticut   06854-1711.

     (2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our shares beneficially owned by them. The percentage for each beneficial owner listed above is based on 21,746,020 shares outstanding on September 17, 2003. The number of shares indicated in the table include the following number of shares issuable upon the exercise of warrants or options, exercisable within sixty (60) days:

          Ronald A. Durando 2,050,000;(4)

          Gustave Dotoli 450,000 options

     (3) Includes 4,500,000 shares held by Packetport, Inc., a company wholly-owned by Mr. Durando.

     (4) Includes warrants to purchase 1,500,000 shares held by Packetport, Inc. and 550,000 options held by Mr. Durando

     (5) Does not include 600,000 shares held by family members, over which Mr. Dotoli renounces beneficial ownership.

Edward J. Suozzo, the proposed Director, owns no shares of the Company's common stock and holds no options or warrants to acquire any such shares.


                     EXECUTIVE COMPENSATION

Our executive officers, directors and other significant employees and their ages and positions as of September 17, 2003 are as follows:

Name of Individual    Age     Position with the Company and Subsidiaries
------------------    ---     ------------------------------------------
Ronald A. Durando      45     President, Chief Executive Officer and Director
Gustave T. Dotoli      67     Secretary, Chief Operating Officer and Director
Edward J Souzzo        42     Proposed Director

     The following table sets forth, for the fiscal year ended January 31, 2003, 2002 and 2001, the compensation paid to the Company's Chief Executive Officer and the other named executive officers, whose compensation is required to be disclosed pursuant to Item 402 (a) (2) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended.

                   SUMMARY COMPENSATION TABLE

                            ANNUAL                   LONG TERM
                         COMPENSATION           COMPENSATION AWARDS
                 -----------------------------------------------------------

NAME AND UNDERLYING  FISCAL  SALARY          OTHER ANNUAL         SHARES
PRINCIPAL POSITION    YEAR    ($)   BONUS ($)COMPENSATION ($)    OPTIONS
-------------------  ------  ------ -------- ----------------   -------------

Ronald Durando.........2003       -        -       100,000              0
  Chairman, Chief      2002       -        -       100,000              0
  Executive Officer    2001       -        -       530,000(2)     550,000
  President

Gustave Dotoli.........2003       -        -             0              0
  Director, Chief      2002       -        -             0              0
  Operating Officer    2001                         30,000        450,000

Charles Castelli.......2003
  Formerly Chairman    2002 $76,563
  Chief Technology     2001 $84,000
  Officer

Lee W. Hill            2003
Former President       2002
and CEO                2001                         25,000

Thomas V. Cerabona.... 2003
Formerly Vice President2002
of Operations          2001                         24,000(2)
-------------------------

(1) Columns entitled "Restricted Stock Award(s)", "LTIP Payouts", and "All Other Compensation" have been excluded because they are not applicable to any fiscal year covered by this table.
(2)  Consulting fees paid subsequent to November 26, 1999.
(3)  Includes $30,000 annual director stipend.

None of the officers received options during fiscal 2002 and fiscal 2003.

     No individual named above received pre-requisites or non-cash compensation during the years indicated which exceeded the lesser of $50,000 or an amount equal to 10% of such person's salary. No other executive officer received compensation and bonuses that exceeded $100,000 during any year.

     STOCK OPTIONS

     No stock options were granted to executive officers during the fiscal years ended January 31, 2002 and January 31, 2003. The following table sets forth information concerning individual grants of stock options made during the year ended January 31, 2001 to our executive officers named in the summary compensation table above.

               OPTION GRANTS IN FISCAL YEAR 2001
                      (INDIVIDUAL GRANTS)

          Number     % of                               Potential Realizable
          of         Total                              Value at Assumed
          Securities Options                            Annual Rates of Stock
          Under-     Granted Exercise Market Expira    Price Appreciation for
          lying      to      or Base  Price  tion      5 year Option Term
          Options    Employe Price    On     Date
          Granted    es in   (dollar/ Grant
Name      (#)        Fiscal   share)  Date
                     2001                               0%       5%      10%
Ronald A.  350,000   16.3%   $1.00    $1.75  2005    262,500  431,732  636,431
Durando    100,000    4.7%    $.55     $.50  2005         $0   $8,815  $25,525
           100,000    4.7%    $.48     $.44  2006         $0   $8,158  $22,862

Gustave T. 300,000   14.0%   $1.00    $1.75  2005    225,000 $370,058 $545,513
Dotoli      75,000    3.5%    $.50     $.50  2005         $0  $10,361  $22,894
            75,000    3.5%    $.44     $.44  2006         $0   $9,118  $20,147

     The following table sets forth information with respect to the number and value of outstanding stock options and warrants held by our executive officers named in the Summary Compensation Table above at January 31, 2003. No options were exercised during the fiscal year ended January 31, 2003. The value of unexercised in-the-money options is based upon the difference between closing price of our shares on January 31, 2003 and the exercise price of the options. None of the outstanding options were "in-the-money" as at January 31, 2003.

                 FISCAL YEAR-END OPTION VALUES

         Shares              Number of Securities      Value of Unexercised
         Acquired            Underlying Unexercised    In-the-Money Options
         On       Value      Options at Fiscal Year    at Fiscal Year-end($)
Name     Exercise Realized   End (#)
                           Exercisable Unexercisable Exercisable Unexercisable
Ronald A.       0       $0 2,050,000            0            0           0
Durando

Gustave T.      0       $0   450,000            0            0           0
Dotoli

     EMPLOYMENT AGREEMENTS

     We have no employment agreement with the executives.

     ADDITIONAL INFORMATION COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16 (a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and to provide us with copies of such reports. The Officers and Directors were late with respect to the filing of Form 3s, 4s and Form 13Ds.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company's management is associated by employment at and/or ownership of a related group of companies, including Microphase Corporation, mPhase Technologies, Inc. and Janifast Limited. As a result of such associations, the Company's management in the future may have conflicting interests with these companies. Mr. Durando is and Mr. Dotoli is not a Director of Janifast Limited. Mr. Durando and Mr. Dotoli are both Directors and executive officers
of mPhase Technologies Inc.   Ronald A. Durando and Gustave T. Dotoli, the
Company's President and Secretary, respectively, are officers and Ronald Durando is a shareholder of Microphase Corporation, a privately held Connecticut corporation. Neither Mr. Durando nor Mr. Dotoli are Directors of Microphase Corporation. The Company lease approximately 2000 square feet from Microphase Corporation for $7,500 per month, including administrative support services, on a month to month basis. Transactions between these companies are subject to each company's conflict of interest policies.

     Ronald A. Durando, the Company's President, owns 100% of the shares of Packetport Inc., which company owns 4, 500,000 shares of the Company's stock. Mr. Durando earned executive consulting fees of $500,000 and directors' fees of $30,000 for the fiscal year ended January 31, 2001 and $100,000 in executive consulting fees for the fiscal years ended January 31, 2002 and January 31, 2003. Mr. Dotoli, the Company's Secretary and Chief Operating Officer, received no compensation for the fiscal years ended January 31, 2002 and January 31, 2003 and directors' fees of $30,000 for the fiscal year ended January 31, 2001.

     Janifast Limited is a privately held Hong Kong corporation, of which Ronald A. Durando and Gustave T. Dotoli are controlling shareholders with an aggregate ownership interest of approximately 45%. Janifast Limited owns 100% of Janifast Telecommunications (Nanhai) Co., Ltd, which is a manufacturing facility located in mainland China. The two companies collectively called Janifast are tasked with producing the Company's VoicePak Phone. During the years ended January 31, 2002 and January 31, 2003, the Company purchased inventory components worth $13,078 and $30,189 respectively for Janifast. The inventory components are to be used by Janifast Limited in its manufacture of the Company's VoicePak Phone for which Janifast has shipped and billed the Company $15,408 through January 31, 2003.

     The Company owed the Company's president $242,500 and $342,500 at January 31, 2002 and 2003, respectively. These amounts, which are included in notes payable-stockholder, consist of $42,500 in cash advances from the Company's president in January 2001 and $100,000 in unpaid executive consulting fees for each of the three fiscal years ended January 31, 2001, 2002 and 2003. During the fiscal year ended January 31, 2002, the president charged the Company interest at a rate of prime plus 3%. Effective January 31, 2002 the Company and the president agreed to combine the outstanding balances on that date into a note payable with terms as follows: The note is subject to interest at prime plus 3%. Principal of $100,000, plus accrued interest, was payable on January 31, 2003. The balance of $242,500, plus accrued interest, is payable on January 31, 2004. No principal or accrued interest was paid to the Company's president during fiscal year ended January 31, 2003. The Company and the Company's president mutually agreed to extend the January 31, 2003 payment due to within the following fiscal year. The unpaid $100,000 consulting fee for fiscal year ended January 31, 2003, plus accrued interest at prime plus 3% is due by January 31, 2004. The Company also owed the Company's vice president $5,000 for a January 2002 cash advance which was repaid in February 2002. The Company incurred interest expense to the Company's president of $12,279 and $18,491 which are included in accrued expenses.

          The Company owed Microphase Corporation $1,272,799 and $2,047,215 at January 31, 2002 and 2003, respectively, as a result of cash advances, unpaid rent, and payments made by Microphase Corporation on behalf of the Company. During the year ended January 31, 2002, Microphase charged the Company interest at a rate of prime plus 3%. Effective January 31, 2002 the Company and Microphase agreed to combine the outstanding balances at that date into a note payable with terms as follows: Principal of $300,000, plus accrued interest, payable on January 31, 2003; $400,000, plus accrued interest, is payable on January 31, 2004; the balance of $579,799, plus accrued interest, is due on January 31, 2005. The note is subject to interest at prime plus 3%. No principal or accrued interest was paid to Microphase during fiscal year ended January 31, 2003. The Company and Microphase mutually agreed to extend the January 31, 2003 payment due date to within the following fiscal year. Additional advances made by Microphase during fiscal year ended January 31, 2003 totaled $774,416. These advances plus accrued interest at prime plus 3%, are due by January 31, 2004. The Company incurred interest expense to Microphase Corporation of $67,374 and $127,762 for fiscal years ended January 31, 2002 and 2003, respectively. These amounts are included in accrued expenses.

         Janifast owed the Company $13,078 and $27,859 at January 31, 2002 and 2003, respectively. These amounts, which are included in prepaid expenses and other current assets at each year end, represent VoicePak Phone inventory components that the Company purchased on behalf of Janifast, less amounts billed to the Company by Janifast for completed VoicePak Phones.

         Schuhalter, Coughlin & Suozzo, PC, CPAs, the accounting firm of which Edward J. Suozzo, a Director nominee, is a partner, provides accounting services for Microphase Corporation for approximately $35,000 per year.

     SHAREHOLDERS PROPOSALS FOR THE 2004 ANNUAL MEETING

     Shareholders who may wish to present proposals for inclusion in our proxy materials and for consideration at the 2004 Annual Meeting of Shareholders must submit such proposals in writing to our corporate Secretary in accordance with all applicable rules and regulations of the SEC for receipt by us no later than February 1, 2004.

                      COST OF SOLICITATION

     The accompanying proxy is solicited by and on behalf of our Board of Directors. We will bear the cost of soliciting proxies from its shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, telegram or otherwise. Such directors, officers and employees will not receive additional compensation for such solicitation. Brokerage firms, nominees, custodians and fiduciaries also will be requested to forward proxy materials to beneficial owners of shares held of record by them. We may reimburse brokerage firms, nominees, custodians, fiduciaries and other record holders for their reasonable out of pocket expenses in forwarding proxy materials to the beneficial owners and obtaining their proxies.

                     ADDITIONAL INFORMATION

     A copy of our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2003, is being provided to all shareholders with this Proxy Statement. In addition, our Annual Report on Form 10-KSB with exhibits is available via the internet at the website http://www.freeedgar.com.

                         OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the meeting, it is intended that the persons named in the Proxy will act in respect thereof in accordance with their best judgment.
                              By Order of the Board of Directors

                              GUSTAVE T. DOTOLI
                              CORPORATE SECRETARY
     Norwalk, Connecticut
     October  ___, 2003

                            EXHIBIT A

                   Certificate of Amendment to

                   Articles of Incorporation of

                       Packetport.com, Inc.

  (Pursuant to NRS 78.385 and 78.390   After Issuance of Stock)



  1.   The name of the corporation is Packetport.com, Inc.

  2.   The articles that have been amended are as follows:
The second sentence of Section 1 of Article FOURTH shall be amended to read as follows, "The total number of shares of capital stock which this corporation shal have the authority to issue is one hundred and fifty million (150,000,000)". The fourth sentence of Section 1 of Article FOURTH shall be amended to read as follows, "The total number of shares of Common Stock which this corporation shall have the authority to issue is one hundred and forty nine million (149,000,000).

  3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is __________.

  4.   Signatures:

_________________________               ________________________
President                          Secretary

                            APPENDIX A

                       PACKETPORT.COM, INC.
                              PROXY

     The undersigned hereby appoints Gustave T. Dotoli, with full power of substitution, to act as proxy and to represent the undersigned at the Annual Meeting of Shareholders and to vote all shares of Packetport.com, Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at our headquarters at 587 Connecticut Avenue,Norwalk, CT 06854, on Wednesday, October 29, 2003 at 9:00 a.m. and at all postponements or adjournments upon the following matters:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 LISTED ON THE REVERSE SIDE. PROXIES ARE ALSO GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

           (Continued, and to be signed on next page)

                  ANNUAL MEETING OF SHAREHOLDERS
                      PACKETPORT.COM, INC.

                   WEDNESDAY, OCTOBER 29, 2003
                            9:00 A.M.
                     ------------------------

     /X/  Please mark your votes as in this example.

                THE BOARD OF DIRECTORS RECOMMENDS
           A VOTE "FOR" EACH OF THE PROPOSALS AT RIGHT.
FOR / /
AGAINST / /
ABSTAIN / /    1.   Election of Ronald A. Durando, Gustave T. Dotoli, Edward
                    J. Suozzo as Directors of the Board of Directors until
                    the next annual meeting.
FOR / /
AGAINST / /
ABSTAIN / /    2.   Approval of an amendment to the Amended Articles of
                    Incorporation (i) increasing the authorized outstanding
                    Common Stock from 24,900,000 to 150,000,000 shares of
                    common stock at par value .003 per share
FOR / /
AGAINST / /
ABSTAIN / /    3.   Approval of an amendment to the 1996 Stock and
                    Performance Incentive Plan to increase the allowable
                    options to 10,000,000 shares.
FOR / /
AGAINST / /
ABSTAIN / /    4.   Approval of our independent accountants, Radin, Glass &
                    Co., LLP, CPAs, for the fiscal year ended January 31, 2004.

Change of Address / /

I plan to
attend the meeting / /

I do not plan to
attend the meeting / /

SIGNATURE __________________________________________  DATE _____________

     Note: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full titles as such.